• • • • • Items of Business 2A Re-elect Mr Sam Sample as a Director FOR AGAINST ABSTAIN 2B Re-elect Ms Jane Citizen as a Director

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APPENDICES

2023 ANNUAL GENERAL MEETING

15 June 2023

sezzle

The Responsible Way to Pay™

This presentation has been approved by the Company's Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board

DISCLAIMER

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as at the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation is not a disclosure document under Australian law. Accordingly, this Presentation should not be relied upon as advice to prospective investors or current shareholders and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor.

This Presentation contains certain "forward-looking statements" within the meaning of the US federal securities laws including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales ("UMS"); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) our ability to protect our intellectual property rights; (xiv) our ability to retain employees and recruit additional employees; (xv) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 28, 2023 and subsequent quarterly reports on Form 10-Q. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).

All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS"), Active Consumers and Active Merchants, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. In particular, UMS is a key operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of Sezzle's merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Consumers and Active Merchants do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS, Active Consumers and Active Merchants financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.

HOW TO VOTE

- Polls will be opened 15 minutes prior to the start of the meeting
- Click the "Vote" icon at the top of the screen
- To vote, select your preferred option
- You will see a vote confirmation
- To change or cancel your vote, select "click here to change your vote" at any time until the polls are closed



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2A Re-elect Mr Sam Sample as a Director
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2B Re-elect Ms Jane Citizen as a Director
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TODAY'S AGENDA

01 Mission & Values

02 Profitable Growth Through Strong Execution

03 Financials & Market Update

04 Voting & Resolutions



MISSION & VALUES

Our Mission

Financially Empowering the Next Generation

Our New Tagline

The Responsible Way to Pay™

sezzle



Choose a payment schedule
Your order total is $800.00
1 payment $800.00/today
Get 2% back in Sezzle Spend*
4 payments $200.00/today
Long-term financing
Confirm your identity to view plans
Ulta
Michaels
Overstock
DoorDash
1234 5678 9101 1213
123 12/22
VISA
Pay in 4
Split your payments into 4 interest-free bi-weekly payments.
Approval Assist
Earn up to 2% back in Sezzle Spend on Approval Assist orders
Build Sezzle spending history
Seamless Virtual Card checkout - every time
Pay in 1
Pay upfront and earn up to 2% back in Sezzle Spend.
12:00
sezzle up
Welcome to credit building with Sezzle Up!
Each month Sezzle will report your account status and balance to the credit bureaus.
Build your score by paying on time & in full
View & monitor your credit score
Educate yourself on credit
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Priority customer support
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1 payment $800.00/today
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2 payments $400.00/today

OUR COMMITMENT TO DRIVING CHANGE


Certified
B
Corporation

Justice
- Financial accessibility
- Diversity and inclusion
- Employee security and wellness

Integrity
- Governance, control, and reporting
- Integrated sustainability
- Workplace culture

Stewardship
- Responsible lending
- Environment and climate change
- Data security and management

Advancement
- Product innovation
- Community reinvestment
- Employee career development

FOSTERING FINANCIAL INCLUSION FOR ALL

Challenges facing U.S. consumers

49 Million	25%	Cash Flow Management
U.S. adults are either credit invisible or unscorable[1]	Have been rejected at least once when applying for credit products[2]	Most important contributor to using BNPL

How Sezzle is Helping our Consumers

- ✓ Increasing financial inclusion by providing credit to those who often face challenges in accessing traditional credit options
- ✓ Providing optionality to better manage finances with Pay-in-Full, Pay-in-2, Pay-in-4, and Long-Term Financing
- ✓ Ability to increase credit scores by 20+ points within 4 months through enrolling in Sezzle Up credit building program[3]



2.8M
Active[4] Consumers (as of 1Q23)

[1] Credit invisible are those with no mainstream credit profile at the credit bureaus; unscorable are those with some information in their mainstream credit file, but not enough to generate a conventional score. 2022 *Financial Inclusion and Access to Credit*, Oliver Wyman & Experian.
[2] *How Credit Insecurity Is Changing U.S. Consumers' Borrowing Habits*, PYMNTS.
[3] Average outcome for customers who joined Sezzle Up in September 2021 or October 2021, while starting with a FICO 8 score under 600, and made on-time payments (rounded from 19.81 points). Other factors, including activity with customers' other creditors, may impact results.
[4] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers and Merchants rounded to nearest hundred thousand).

UNLOCKING GROWTH FOR OUR MERCHANT PARTNERS

Driving Sales for Our Partners

Up to 57%	110%	<6 Months
Average Order Value Lift	Return on Investment (ROI)	Payback Period

39K
Active Merchants (as of 1Q23)



How Sezzle Helps Merchant Partners

- ✓ Driving traffic and incremental revenue at the point of sale through a frictionless checkout experience
- ✓ Access to business loans through Sezzle Capital
- ✓ Customized advertising and marketing capabilities to drive brand awareness and loyalty

Testimonial

"Sezzle has a really specific offering for low credit scores. Other services don't go that low. That and their marketing ability are the biggest two reasons I work with them."

- Director of Marketing, recreational products

Source: 2023 *The Total Economic Impact of Sezzle*, Forrester Research, Inc.

BUILDING A TRUSTED PAYMENTS PLATFORM

4.9 ★★★★★

App Store

4.7 ★★★★★

Google Play

4.3 ★★★★★

Trustpilot



“Great opportunity to build credit and get products with easy payments”

D. Gibson,
Sezzle Customer

Note: Ratings as of June 13, 2023

RECOGNITION FOR OUR NOTEWORTHY ACCOMPLISHMENTS

FORTUNE

The 5 BNPL apps for 2023

Buy Side FROM WSJ

Best BNPL app for Building Credit 2022

Forbes

Midwest Best Enterprise Software Companies 2022

11 FS

Top BNPL Pick 2023

CR Consumer Reports

Top BNPL Apps in 2023

MINNEAPOLIS/ST. PAUL BUSINESS JOURNAL

Largest Software Development Firms in the Twin Cities 2023

wealth & finance international

Most Trusted BNPL App 2022 (North America)

G2 Leader SPRING 2023

G2 Leader Award in Spring 2023

WOMEN'S CHOICE AWARD THE VOICE OF WOMEN

Best Companies for Social & Environmental Impact 2022

PROFITABLE GROWTH THROUGH STRONG EXECUTION

WE ANNOUNCED VARIOUS FY22 INITIATIVES…

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incented consumers to shift from card to ACH
- Introduced Pay in Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe and Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend



…AND CONTINUED TO RAISE THE BAR THROUGHOUT THE YEAR…

March 2022

US$10 Million

Announced reduction in workforce (RIF)

April 2022

US$17+ Million

Announced initiatives to accelerate path to profitability

July 2022

US$50+ Million

Expanded list of initiatives and raised benefit to over US$50M

September 2022

US$60+ Million

Further raised the impact, as initiatives outperformed expectations

US$70 Million

Annualized Impact at end of FY22

...RESULTING IN STRONG UNIT ECONOMICS AND A LEAN OPERATING STRUCTURE

TOTAL INCOME & UNIT ECONOMICS[1]



$27.6
$29.3
$30.4
$38.3
$34.7
0.8%
2.3%
3.2%
4.5%
5.8%
1Q22
2Q22
3Q22
4Q22
1Q23
Total Income (US$ in millions)
Total Income less Transaction Related Costs-to-UMS 2

OPERATING EXPENSES



194.5%
146.3%
78.6%
87.6%
84.4%
114.0%
84.8%
65.5%
48.6%
55.7%
$53.8
$42.8
$23.9
$33.5
$29.3
22.3
31.5
18.0
24.8
15.0
19.9
(11.0)
14.9
18.6
9.9
19.3
1Q22
2Q22
3Q22
4Q22
1Q23
GAAP Operating Expenses (US$ in millions)
Transaction Related Operating Expenses (US$ in millions) 3
Non-transaction Related Operating Expenses (US$ in millions) 3
Non-transaction Related OpEx-to-Total Income
GAAP OpEx-to-Total Income

495 bps YoY

Increase in unit economics as a result of the FY22 initiatives

58 & **89** points YoY

Decrease in Non-transaction Related Operating Expenses & GAAP Operating Expenses as a percentage of Total Income, respectively

[1] Unit economics defined as Total Income less Transaction Related Costs-to-UMS.
[2] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.
[3] Non-transaction and Transaction Related Operating Expenses are non-GAAP financial measures. See Appendix II for reconciliation of Non-Transaction Related Operating Expenses and Transaction Related Operating Expenses and respective definitions.

SEZZLE PREMIUM: CORE FY22 INITIATIVE DRIVING PROFITABILITY

June 2022
Date Launched

US$11 Million+
Total Income Contribution[1]

155,000
Subscribers[2]

250+
Premium Merchants[2]


12:00
PREMIUM
Elevate your shopping & get the Premium features of Sezzle
Check out all the features and benefits:
Free
Premium
Shop at 47,000 stores
Access to 250+ exclusive brands
Try Premium for Free
Save $10
Pay Annually
$89.99
($7.49/month)
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$10.99
($10.99/month)
Continue


12:00
Category
Search stores, brands, and products
Hotels.com
Lowe's
Ulta
Michaels
Overstock
DoorDash

1.8x
More monthly orders per Premium Customer vs. Non-Premium Customer

1.4x
More merchants shopped monthly per Premium Customer vs. Non-Premium Customer

"I'm a premium member and the store selection is superb! It's definitely better than any other buy now pay later service I've come across!"

David,
Sezzle Customer

[1] Contribution since launch as of April 30, 2023.
[2] As of June 14, 2023. Subscribers rounded to nearest thousand.

PROPHET MODEL: CORE FY22 INITIATIVE DRIVING PROFITABILITY

PROPHET MODEL

- A proprietary machine learning model designed specifically for the holiday season
- The Prophet Model (probability of default predictor[1]) has been a significantly better barometer in identifying high-risk consumers compared to FICO and alternative third-party providers

PROVISION FOR CREDIT LOSSES AS A % OF UMS



2.3%
3.4%
2.3%
3.5%
2.3%
1.9%
1.3%
1.2%
0.5%
2022 Provision for Credit Losses: 1.7%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Provision for Credit Losses as a % of UMS

- In addition to continuous improvement to the Company's proprietary underwriting such as the Prophet Machine Learning Model launched in 2022, receivables originated in 2022 performed better than expected resulting in a benefit being recognized during 1Q23
- The Company's pursuit of topline growth in 2023 is anticipated to cause an increase in the Provision for Credit Losses. The Company plans to proactively manage this marginal uptick by evolving its Prophet Model

[1] The current Prophet Model predicts the probability of default at the time of underwriting for repeat consumers. As a result, it does not correlate one-to-one with reported loss rates.

NEXT ROUND OF INITIATIVES UNDERWAY

Key initiatives expected to launch in the 2H23

US$10 Million
Annualized
Bottom-line Impact

Initiative	Examples
Product Innovation	• Pay-in-Two (launched 2Q23) • Pay Anywhere card product
Monetization	• Affiliate payment models • Pay-per-click placement
Partnership	• Bank partnership

PAY-IN-2 LAUNCHED (MAY 2023)

Continuing to Innovate

Sezzle is the **only BNPL provider** to offer Pay-in-Full, Pay-in-2, Pay-in-4, and Long-term Installments[1] payment options in North America

(2017) Pay-in-4

Long-Term Installments[1] (2020)

(2022) Pay-in-Full

Pay-in-2 (2023)



9:41
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MERCHANT NAME
$800.00
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$800.00/today
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Make 2 interest-free payments of $400.00 every 2 weeks.
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Return to Merchant Name

Benefits to Consumers

- The new Pay-in-2 product will give consumers more flexibility while providing a responsible way to pay over time
- Shoppers will be able to pay 50% down at the time of purchase and the remaining 50% two weeks later
- The Pay-in-2 product allows Sezzle to expand to new categories, including grocery, monthly subscriptions, and other higher frequency categories where splitting into two payments is the most sensible installment option

[1] Offered in coordination with financial lending partners. Balance sheet risk is assumed by partners, not Sezzle.

INTRODUCING SEZZLE PAY ANYWHERE


12:00
Sezzle Memberships
Elevate your shopping & get the best out of Sezzle with Premium or Anywhere.
Premium
Anywhere
Pay in 4 anywhere
250+ exclusive in-app brands
In-app deals & discounts
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Priority customer support
PREMIUM
$0.36/day
billed monthly at $10.99
anywhere
$0.59/day
billed monthly at $17.99
Continue with Anywhere

anywhere



- Gives consumers a top-of-wallet payment option for everyday use
- Partnered with Visa & Marqeta to quickly deploy with minimal friction for consumer adoption
- Launched Beta testing with a select cohort of users and already onboarded over 5,000 subscribers[1]

1 Shop In-Store with Mobile Wallet



2 Shop Online with Virtual Card



3 There is more to come

- Expected full roll-out of Pay Anywhere subscription in 3Q23
- Expanded capabilities in partnership with bank sponsor

[1] As of June 14, 2023. Subscribers rounded to nearest thousand.

FINANCIALS & MARKET UPDATE

FISCAL YEAR SCORECARD

TOTAL INCOME (US$ in MILLIONS)



FY22
$125.6
FY21
$114.8
FY20
$58.8

+9.4% YoY

GAAP NET LOSS (US$ in MILLIONS)



FY22
($38.1)
FY21
($75.2)
FY20
($32.4)

+US$37.1M YoY

ADJUSTED EBITDA[1] (US$ in MILLIONS)



FY22
($21.4)
FY21
($49.0)
FY20
($13.9)

+US$27.6M YoY

ADJUSTED EBTDA[1] (US$ in MILLIONS)



FY22
($30.0)
FY21
($54.3)
FY20
($18.2)

+US$24.3M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] (US$ in MILLIONS)



FY22
$46.8
FY21
$13.4
FY20
$12.4

+US$23.3M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] AS A PERCENTAGE OF UMS



FY22
2.7%
FY21
0.7%
FY20
1.4%

+194 Bps

[1] Adjusted EBITDA and Adjusted EBTDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix III.
[2] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. See Appendix III for reconciliation of Transaction Related Costs and respective definitions.

QUARTERLY SCORECARD

TOTAL INCOME (US$ in MILLIONS)


1Q23
$34.7
1Q22
$27.6
1Q21
$26.0

+25.5% YoY

GAAP NET INCOME (LOSS) (US$ in MILLIONS)


1Q23
$1.7
1Q22
($28.0)
1Q21
($11.4)

+US$29.7M YoY

ADJUSTED EBITDA[1] (US$ in MILLIONS)


1Q23
$8.3
1Q22
($17.8)
1Q21
($3.4)

+US$26.0M YoY

ADJUSTED EBTDA[1] (US$ in MILLIONS)


1Q23
$4.9
1Q22
($19.4)
1Q21
($4.8)

+US$24.3M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] (US$ in MILLIONS)


1Q23
$21.4
1Q22
$3.8
1Q21
$7.2

+US$17.6M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] AS A PERCENTAGE OF UMS


1Q23
5.8%
1Q22
0.8%
1Q21
1.9%

+494 Bps

[1] Adjusted EBITDA and Adjusted EBTDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix III.
[2] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. See Appendix III for reconciliation of Transaction Related Costs and respective definitions.

UPDATE ON FORUS REMOVAL AND U.S. LISTING

FORUS Designation

COMPLETE

- Effective May 8, 2023, the FORUS designation was removed from the company's CDIs
- U.S. investors may acquire Sezzle CDIs on ASX

Reverse Stock Split

COMPLETE

- Reverse stock split required to list on the Nasdaq
- Began trading on a post-split basis on May 18 (AU time)

208M Shares → **38:1** Split → **5.5M** Shares

- Shareholder economics do not change as a result of the stock split

NASDAQ Listing

IN PROGRESS...

- Amendment to Form S-1 to be filed with U.S. SEC
- Final deliveries for Nasdaq listing application
- Coordination with US market participants
- Estimated go-live with Nasdaq still on track for end of 2Q23

SEZZLE VERSUS COMPARABLE COMPANIES

	Financial Performance			Leverage	Trading	Valuation	
	Last 6 Months[1]				YTD		
Sezzle Comparable Companies	Revenue[2] Change (%)	EBITDA Margin (%)	Net Income or Net Loss	Net Debt / Market Cap (x)	Share Price Change (%)	TEV / LTM Revenue (x)	TEV / Active Consumers (x)
Comp A	9.0%	(30.0%)	Net Loss	0.7x	93.8%	6.1x	577.5x
Comp B	10.9%	(18.2%)	Net Loss	7.5x	(3.4%)	4.8x	303.4x
Comp C	(21.5%)	(4.2%)	Net Loss	0.7x	(36.2%)	0.5x	(not disclosed)
Comp D	0.2%	(107.4%)	Net Loss	1.0x	(27.8%)	8.0x	70.8x
Comp E	(13.1%)	4.7%	Net Income	3.6x	20.0%	1.2x	(not disclosed)
Median	0.2%	(18.2%)		1.0x	(3.4%)	4.8x	303.4x
Mean	(2.9%)	(31.0%)		2.7x	9.3%	4.1x	317.2x
Sezzle	**20.5%**	**21.0%**	**Net Income**	**0.0x**	**65.1%**	**0.8x**	**35.6x**

Note: Comparable companies represent select Australian and U.S. online consumer lenders with operations in the U.S.

[1] Represents last six months that complete financial statements were disclosed.

[2] Revenue defined as the respective Company's top-line income generated from the sale of their goods and services. The select Comparable Companies may report this income as either Total Revenue or Total Income.

Source: S&P Capital IQ. Market data as of 6/14/23 for Australian companies and 6/13/23 for the US companies. Metrics based on U.S. dollar.

VOTING & RESOLUTIONS

VALID PROXIES RECEIVED PRIOR TO MEETING

Proxy numbers are reported on a pre consolidation basis based on the capital structure at the Record Date of 28 April 2023

RE-ELECTION OF DIRECTORS

	FOR	WITHHELD	NON-VOTES	UNCAST
ITEM 2: Charlie Youakim (Executive Director)	112,798,284	248,809	-	-
ITEM 3: Paul Victor Paradis (Executive Director)	112,792,596	254,497	-	-
ITEM 4: Paul Purcell (Non-Executive Director)	112,760,898	286,195	-	-
ITEM 5: Paul Alan Lahiff (Non-Executive Director)	112,765,718	277,535	3,840	-
ITEM 6: Michael Cutter (Non-Executive Director)	112,795,662	251,431	-	-

VALID PROXIES RECEIVED PRIOR TO MEETING

Proxy numbers are reported on a pre consolidation basis based on the capital structure at the Record Date of 28 April 2023

APPROVAL TO ISSUE RESTRICTED STOCK UNITS (ITEMS 7, 8, 10, 11) & RESTRICTED SHARES (ITEM 9) TO DIRECTORS

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 7: Charlie Youakim (Executive Director)	20,157,418	449,435	80,431	92,359,809	-
ITEM 8: Paul Victor Paradis (Executive Director)	20,150,480	444,684	92,120	92,359,809	-
ITEM 9: Paul Purcell (Non-Executive Director)	20,176,711	415,574	94,999	92,359,809	-
ITEM 10: Paul Alan Lahiff (Non-Executive Director)	20,161,711	430,574	94,999	92,359,809	-
ITEM 11: Michael Cutter (Non-Executive Director)	20,164,711	430,574	91,999	92,359,809	-

VALID PROXIES RECEIVED PRIOR TO MEETING

Proxy numbers are reported on a pre consolidation basis based on the capital structure at the Record Date of 28 April 2023

RATIFICATION OF INDEPDENT ACCOUNTING FIRM SELECTION

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 12: Ratification of Independent Accounting Firm Selection	112,890,284	97,315	59,494	-	-

APPENDICES

APPENDIX I: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

TOTAL INCOME LESS TRANSACTION RELATED COSTS

	For the three months ended				
(in $US thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total income	$ 34,673	$ 38,276	$ 30,408	$ 29,252	$ 27,634
Less: Transaction related costs					
Transaction expense	(8,239)	(9,547)	(9,320)	(10,115)	(11,794)
Provision for credit losses	(1,694)	(5,401)	(5,680)	(7,891)	(10,466)
Net interest expense	(3,377)	(3,124)	(2,192)	(1,670)	(1,615)
Write-off of unamortized debt issuance costs	-	-	316	-	-
Transaction related costs	(13,310)	(18,072)	(16,875)	(19,676)	(23,875)
Total income less transaction related costs	$ 21,364	$ 20,204	$ 13,533	$ 9,576	$ 3,759

APPENDIX II: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

NON-TRANSACTION RELATED OPERATING EXPENSES

(in $US thousands)	For the three months ended March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Operating expenses	$ 29,254	$ 33,534	$ 23,909	$ 42,805	$ 53,758
Transaction expenses	(8,239)	(9,547)	(9,320)	(10,115)	(11,794)
Provision for credit losses	(1,694)	(5,401)	(5,680)	(7,891)	(10,466)
Reimbursement of merger-related costs	-	-	11,000	-	-
Non-transaction related operating expenses	$ 19,321	$ 18,586	$ 19,909	$ 24,799	$ 31,498

TRANSACTION RELATED OPERATING EXPENSES

(in $US thousands)	For the three months ended March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Operating expenses	$ 29,254	$ 33,534	$ 23,909	$ 42,805	$ 53,758
Personnel	(11,574)	(10,929)	(11,587)	(12,322)	(16,380)
Third-party technology and data	(1,749)	(1,907)	(2,177)	(2,029)	(2,076)
Marketing, advertising, and tradeshows	(3,199)	(3,569)	(3,857)	(6,247)	(5,299)
General and administrative	(2,799)	(2,180)	(2,288)	(4,201)	(7,743)
Reimbursement of merger-related costs	-	-	11,000	-	-
Transaction related operating expenses	$ 9,933	$ 14,948	$ 15,000	$ 18,006	$ 22,260

APPENDIX III: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

TOTAL INCOME LESS TRANSACTION RELATED COSTS

	For the year ended			For the three months ended		
(in $US thousands)	FY2022	FY2021	FY2020	March 31, 2023	March 31, 2022	March 31, 2021
Total income	$ 125,570	$ 114,817	$ 58,788	$ 34,673	$ 27,634	$ 26,031
Less: Transaction related costs						
Transaction expense	(40,777)	(43,476)	(22,490)	(8,239)	(11,794)	(8,925)
Provision for creidt losses	(29,437)	(52,622)	(19,588)	(1,694)	(10,466)	(8,577)
Net interest expense	(8,601)	(5,269)	(4,303)	(3,377)	(1,615)	(1,354)
Write-off of unamortized debt issuance costs	316	-	-	-	-	-
Transaction related costs	(78,498)	(101,367)	(46,381)	(13,310)	(23,875)	(18,856)
Total income less transaction related costs	$ 47,072	$ 13,450	$ 12,408	$ 21,364	$ 3,759	$ 7,175

ADJUSTED EBTDA AND ADJUSTED EBITDA

	For the year ended			For the three months ended		
(in $US thousands)	FY2022	FY2021	FY2020	March 31, 2023	March 31, 2022	March 31, 2021
Net income (loss)	$ (38,094)	$ (75,168)	$ (32,393)	$ 1,725	$ (27,989)	$ (11,353)
Depreciation and amortization	847	749	428	201	224	163
Income tax expense	69	58	31	12	21	18
Equity and incentive-based compensation	10,316	18,056	13,613	2,645	3,731	5,250
Other income and expense, net	226	65	126	(113)	228	57
Merger-related costs	6,565	890	-	-	4,405	-
Reimbursement of merger-related costs	(11,000)	-	-	-	-	-
Write-off of unamortized debt issuance costs	316	-	-	-	-	-
Loss on extinguishment of line of credit	814	1,093	-	-	-	1,093
Fair value adjustment on warrants	(50)	-	-	420	-	-
Adjusted EBTDA	$ (29,991)	$ (54,257)	$ (18,195)	$ 4,889	$ (19,379)	$ (4,772)
Net interest expense	8,601	5,269	4,303	3,377	1,615	1,354
Adjusted EBITDA	$ (21,391)	$ (48,988)	$ (13,891)	$ 8,265	$ (17,764)	$ (3,419)

NON-GAAP FINANCIAL MEASURES

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total income less transaction related costs; non-transaction related operating expenses; transaction related operating expenses; adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"); and adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less non-recurring charges as detailed in the reconciliation table of total income less transaction related costs to GAAP total income. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Transaction related operating expenses is defined as GAAP transaction expense and provision for credit losses as detailed in the reconciliation tables within Appendix II. We believe that transaction related operating expenses is a useful measure to both management and investors for identifying which of our operating expenses are related to processing transactions on our platform.
- Non-transaction related operating expenses is defined as GAAP personnel expense; third-party technology and data expense; marketing, advertising, and tradeshows expense; and general and administrative expense as detailed in the reconciliation tables within Appendix II. We believe that non-transaction related operating expenses is a useful measure to both management and investors for identifying which of our operating expenses are not related to processing transactions on our platform.
- Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total income less transaction related costs and transaction related operating expenses are not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring expenses.
- Non-transaction related expenses excludes key operating expenses of transaction expense and provision for credit losses, which have a significant impact on our GAAP net income, working capital, and cash flow.
- Adjusted EBTDA and adjusted EBITDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash.
- Adjusted EBITDA, transaction related operating expenses, and non-transaction related operating expenses exclude net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

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